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                          AIM SMALL CAP EQUITY FUND

                          Class A, B, C and R Shares

                      Supplement dated December 10, 2003
                   to the Prospectus dated May 1, 2003, as
                         supplemented June 12, 2003,
            August 14, 2003, September 30, 2003, November 10, 2003
                             and December 5, 2003


AIM Small Cap Equity Fund (the "Fund") has reached a size in assets under management where, due to the limited size of the market for common stocks of small capitalized companies, it has become increasingly difficult to satisfy the Fund's investment objective and guidelines. For this reason effective at the close of business on December 19, 2003, the Fund will be closed to new investors. As described under the heading "Other Information - FUTURE FUND CLOSURE" on page 5 of the prospectus, certain types of investors may continue to invest in the fund and certain types of investors may open new accounts in the fund, if approved by A I M Distributors, Inc."

During the period the Fund is closed to new investors, the distribution and service (12b-1) fee for Class A shares will be reduced from 0.35% to 0.25% of the Fund's average daily net assets attributable to the Class A shares. The 12b-1 fees for Class B, Class C and Class R shares will not be reduced during this closed period.

The Fund may resume sales of shares to new investors at some future date if the Board of Trustees determines that it would be in the best interest of the Fund's shareholders.